UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2025

VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Numbers: 333-253034-01; 333-278415-01 Central Index Key: 0001844964

VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034; 333-278415	23-2259884
(State or other jurisdiction of incorporation of Registrant)	(Commission File Numbers of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On July 25, 2025, Verizon ABS II LLC (the “Depositor”) and Cellco Partnership d/b/a Verizon Wireless (“Cellco”) entered into an Underwriting Agreement (the “2023-1 Underwriting Agreement”) with RBC Capital Markets, LLC, as the underwriter, for the sale of $68,120,000 aggregate principal amount of 4.74% Asset Backed Notes, Class B of Series 2023-1 (the “2023-1 Class B Notes”).  The 2023-1 Class B Notes were issued by Verizon Master Trust, a Delaware statutory trust (the “Trust”) on January 26, 2023 pursuant to an Indenture, dated as of January 26, 2023 (the “Series 2023-1 Indenture”), between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.  Attached as Exhibit 1.1 is the 2023-1 Underwriting Agreement.

On July 25, 2025, the Depositor and Cellco entered into an Underwriting Agreement (the “2024-6 Underwriting Agreement”) with RBC Capital Markets, LLC, as the underwriter, for the sale of $102,180,000 aggregate principal amount of 4.42% Asset Backed Notes, Class B of Series 2024-6 (the “2024-6 Class B Notes”).  The 2024-6 Class B Notes were issued by the Trust on September 18, 2024 pursuant to an Indenture, dated as of September 18, 2024 (the “Series 2024-6 Indenture”), between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.  Attached as Exhibit 1.2 is the 2024-6 Underwriting Agreement.

Item 8.01	Other Events.

On July 31, 2025 (the “Closing Date”), Verizon DPPA True-up Trust (the “True-up Trust”) and the Depositor will enter into a Transfer Agreement, to be dated as of the Closing Date, pursuant to which the True-Up Trust will transfer, among other things, the 2023-1 Class B Notes and the 2024-6 Class B Notes to the Depositor for the acquisition price set forth therein.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements and amendments to be executed in connection with the sale of the 2023-1 Class

B Notes and the 2024-6 Class B Notes.  Attached as Exhibit 10.10 is the form of the Transfer Agreement.

In connection with the offering of the 2023-1 Class B Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3. The certifications are included in the Depositor Certification attached as Exhibit 36.1, which is being filed as an exhibit to this Current Report on Form 8-K in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

In connection with the offering of the 2024-6 Class B Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3. The certifications are included in the Depositor Certification attached as Exhibit 36.2, which is being filed as an exhibit to this Current Report on Form 8-K in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 25, 2025, among the Depositor, Cellco and RBC Capital Markets, LLC, as the underwriter, with respect to the Series 2023-1 Class B Notes.

1.2	Underwriting Agreement, dated as of July 25, 2025, among the Depositor, Cellco and RBC Capital Markets, LLC, as the underwriter, with respect to the Series 2024-6 Class B Notes.

4.1(1)
Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, among the Trust, U.S. Bank National Association, as master collateral agent (the “Master Collateral Agent”), Cellco, as servicer, and the creditor representatives from time to time party thereto.

4.2(2)	Indenture, dated as of January 26, 2023, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.

4.3(3)	Indenture, dated as of September 18, 2024, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.

10.1(1)	Amended and Restated Trust Agreement, dated as of May 25, 2021, between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”).

10.2(1)	Originator Receivables Transfer Agreement, dated as of May 25, 2021, between the originators party thereto from time to time and the Depositor.

10.3(1)	Additional Transferor Receivables Transfer Agreement, dated as of May 25, 2021, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

10.4(1)	Transfer and Servicing Agreement, dated as of May 25, 2021, among the Trust, the Depositor and Cellco, as servicer, marketing agent and custodian.

10.5(1)	Administration Agreement, dated as of May 25, 2021, between the Trust and Cellco, as administrator.

10.6(1)	Account Control Agreement, dated as of May 25, 2021, among the Trust, as grantor, U.S. Bank National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.7.1(2)
Series 2023-1 Account Control Agreement, dated as of January 26, 2023, among the Trust, as grantor, U.S. Bank Trust Company, National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.7.2(3)
Series 2024-6 Account Control Agreement, dated as of September 18, 2024, among the Trust, as grantor, U.S. Bank Trust Company, National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.8(1)	Parent Support Agreement, dated as of May 25, 2021, by Verizon Communications Inc. and accepted and acknowledged by the Depositor, the Trust and the Master Collateral Agent.

10.9(4)	Second Amended and Restated Asset Representations Review Agreement, dated as of April 23, 2024, among the Trust, Cellco, as servicer, and Pentalpha Surveillance LLC, as asset representations reviewer.

10.10	Transfer Agreement, to be dated as of July 31, 2025, between the Depositor and the True-up Trust.

36.1	Depositor Certification, dated July 25, 2025, for shelf offerings of asset-backed securities, with respect to the 2023-1 Class B Notes.

36.2	Depositor Certification, dated July 25, 2025, for shelf offerings of asset-backed securities, with respect to the 2024-6 Class B Notes.

99.1(5)
Omnibus Amendment No. 1 to the Master Collateral Agency and Intercreditor Agreement, the Originator Receivables Transfer Agreement, the Additional Transferor Receivables Transfer Agreement and the Transfer and Servicing Agreement, dated as of

November 4, 2021, among the Trust, the Master Collateral Agent, the originators then party to the Originator Receivables Transfer Agreement, the Depositor, Verizon DPPA Master Trust, and Cellco, as servicer, marketing agent, custodian and administrator.

99.2(6)
Omnibus Amendment No. 2 to the Master Collateral Agency and Intercreditor Agreement and the Amended and Restated Trust Agreement, dated as of August 11, 2022, among the Trust, U.S. Bank National Association, as master collateral agent, Wilmington Trust, National Association, as owner trustee, Verizon DPPA True-up Trust, Verizon ABS II LLC and Cellco Partnership d/b/a Verizon Wireless.

99.3(7)	Amendment No. 2 to the Additional Transferor Receivables Transfer Agreement, dated as of December 22, 2023, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

99.4(8)	Amendment No. 3 to the Master Collateral Agency and Intercreditor Agreement, dated as of August 30, 2024, among the Trust, the Master Collateral Agent and Cellco, as administrator.

99.5(9)
Amendment No. 2 to the Amended and Restated Trust Agreement, dated as of June 20, 2025, among the Depositor, the Owner Trustee, Verizon DPPA True-up Trust and Cellco, as administrator of the Trust and as custodian of Verizon DPPA True-up Trust, and consented to by Royal Bank of Canada.

_________
(1) Previously filed on Form 8-K on May 25, 2021.
(2) Previously filed on Form 8-K on January 26, 2023.
(3) Previously filed on Form 8-K on September 18, 2024.
(4) Previously filed on Form 8-K on June 20, 2025.
(5) Previously filed on Form 8-K on November 4, 2021.
(6) Previously filed on Form 8-K on August 11, 2022.
(7) Previously filed on Form 8-K on December 22, 2023.
(8) Previously filed on Form 8-K on September 3, 2024.
(9) Previously filed on Form 8-K on June 24, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:	/s/ Jon Ransegnola
	Name:	Jon Ransegnola
	Title:	Assistant Treasurer

Date:  July 29, 2025